NATIONWIDE VARIABLE INSURANCE TRUST
American Funds NVIT Growth Fund
American Funds NVIT Global Growth Fund
American Funds NVIT Growth-Income Fund
American Funds NVIT Asset Allocation Fund
American Funds NVIT Bond Fund

Supplement dated October 20, 2020
to the Prospectus dated April 29, 2020

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the Prospectus is amended as follows:

1.	The table under the section entitled “Fund Summary: American Funds NVIT Growth Fund - Portfolio Managers” on page 5 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service
Dylan Yolles	Partner – Capital International Investors, a division of Capital Research	Since 2008
Paul R. Benjamin	Partner – Capital World Investors, a division of Capital Research	Since 2018
Mark L. Casey	Partner – Capital International Investors, a division of Capital Research	Since 2017
Anne-Marie Peterson	Partner – Capital World Investors, a division of Capital Research	Since 2018
Andraz Razen	Partner – Capital World Investors, a division of Capital Research	Since 2012
Alan J. Wilson	Partner – Capital World Investors, a division of Capital Research	Since 2014

2.	All references to, and information regarding, Claudia P. Huntington in the Prospectus are deleted in their entirety.

3.	The information under the section entitled “Master Growth Fund Team Members” on page 41 of the Prospectus is deleted in its entirety and replaced with the following:

Dylan Yolles is a Partner of Capital International Investors. Mr. Yolles has been employed by Capital Research or its affiliates for the past 20 years. Mr. Yolles has been a portfolio manager for the Master Growth Fund for
12 years and previously served as an investment analyst for 9 years.

Paul R. Benjamin is a Partner of Capital World Investors. Mr. Benjamin has been employed in the investment management area of Capital Research or its affiliates for the past 15 years. Mr. Benjamin has been an equity portfolio manager for the Master Growth Fund for 2 years and previously served as an investment analyst for 12 years.

Mark L. Casey is a Partner of Capital International Investors. Mr. Casey has been employed in the investment management area of Capital Research or its affiliates for the past 20 years. Mr. Casey has been an equity portfolio manager for the Master Growth Fund for 3 years and previously served as an investment analyst for 11 years.

Anne-Marie Peterson is a Partner of Capital World Investors. Ms. Peterson has been employed with Capital Research or its affiliates for the past 15 years. Ms. Peterson has been an equity portfolio manager for the Master Growth Fund for 2 years and previously served as an investment analyst for 11 years.

Andraz Razen is a Partner of Capital World Investors. Mr. Razen has been employed with Capital Research or its affiliates for the past 16 years. Mr. Razen has been an equity portfolio manager for the Master Growth Fund for 7 years and previously served as an investment analyst for 3 years.

Alan J. Wilson is a Partner of Capital World Investors. Mr. Wilson has been employed with Capital Research or its affiliates for the last 29 years. Mr. Wilson has been an equity portfolio manager for the Master Growth Fund for 6 years.

4.	The last paragraph relating to Paul Flynn under the section entitled “Master Global Growth Fund Team Members” on page 41 of the Prospectus is deleted in its entirety and replaced with the following:

Paul Flynn is a Partner of Capital World Investors. Mr. Flynn has been employed as an investment professional for 24 years and has been with Capital Research or its affiliates for 22 years. Mr. Flynn has been an equity portfolio manager for the Master Global Growth Fund for 3 years.

5.	The information under the section entitled “The Master Funds” on page 43 of the Prospectus is deleted in its entirety and replaced with the following:

Each Master Fund calculates its NAV once daily at the close of regular trading on the Exchange (usually 4 p.m. Eastern time) on each day the Exchange is open for trading. If the Exchange makes a scheduled (e.g., the day after Thanksgiving) or an unscheduled close prior to 4 p.m. Eastern Time, the net asset value of each Master Fund will be determined at approximately the time the Exchange closes on that day. If on such a day market quotations and prices from third-party pricing services are not based as of the time of the early close of the Exchange but are as of a later time (up to approximately 4 p.m. Eastern Time), for example because the market remains open after the close of the Exchange, those later market quotations and prices will be used in determining a Master Fund’s net asset value.

Assets are valued primarily on the basis of market-based quotations. However, the Master Funds have adopted procedures for making “fair value” determinations if these quotations are not readily available or are deemed unreliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the Exchange that, in the opinion of Capital Research, materially affect the value of the portfolio securities of a Master Fund, the securities will be valued in accordance with fair value procedures. Use of these procedures is intended to result in more appropriate NAVs. In addition, such use will reduce, if not eliminate, potential arbitrage opportunities otherwise available to short-term investors in a Master Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE